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SUPPLEMENT DATED JULY 15, 2002:

    o   EQUITABLE LIFE VARIABLE ANNUITY PROSPECTUSES
    o   EQUITABLE LIFE VARIABLE LIFE PROSPECTUSES
    o   EQ ADVISORS TRUST PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
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This Supplement updates the current Prospectuses for variable life insurance and variable annuity products issued by The Equitable Life Assurance Society of the United States ("Equitable") and the Prospectus and Statement of Additional Information ("SAI") of EQ Advisors Trust ("Trust"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference.

The purpose of this Supplement is to provide you with information about an additional investment adviser for the EQ/High Yield Portfolio ("Portfolio").

                 ADDITIONAL ADVISER FOR EQ/HIGH YIELD PORTFOLIO

Effective July 15, 2002, Equitable, as the Investment Manager of the Trust and with the approval of the Trust's Board of Trustees, appointed Pacific Investment Management Company LLC ("PIMCO") to serve as an additional adviser for this Portfolio. PIMCO is located at 840 Newport Center, Newport Beach, California. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of March 31, 2002, PIMCO had approximately $253.8 billion in assets under management. Alliance Capital Management, L.P. has served as the sole adviser for the Portfolio since its inception and will continue to manage a portion of the Portfolio.

Equitable allocates the assets of the Portfolio and will allocate all daily cash inflows (share purchases) and outflows (redemption and expense items) between the advisers. Equitable reviews the asset allocation of the Portfolio on a periodic basis and reserves the right to reallocate assets from one adviser to another, subject to the oversight of the Board, when it would be in the best interests of the Portfolio and its shareholders. In some instances, the effect of the reallocation will be to shift assets from a better performing adviser to another adviser.

It is anticipated that at least 80% of the Portfolio's assets allocated to PIMCO ("PIMCO Allocated Portion") will be invested in a diversified portfolio of high yield securities rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the PIMCO Allocated Portion may be invested in investment grade fixed income instruments. It is anticipated that the average duration of the PIMCO Allocated Portion normally will vary within a two-to six-year time frame based on PIMCO's forecast for interest rates. The PIMCO Allocated Portion may invest up to 15% of its assets in euro-denominated securities and may invest without limit in U.S. dollar-denominated securities of foreign issuers. It is anticipated that the PIMCO Allocated Portion will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the PIMCO Allocated Portion may invest up to 25% of its assets in options, futures, contracts or swap agreements (including long and short credit default swaps). The PIMCO Allocated Portion also may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls, which may involve the use of leverage). The "total return" sought by the PIMCO Allocated Portion consists of income earned on the PIMCO Allocated Portion's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The principal risks of investing in the Portfolio are listed in the Trust Prospectus under the heading "The Principal Risks." These risks are discussed in more detail under the heading "More Information on Principal Risks" in the Trust Prospectus.

The day-to-day investments for the PIMCO Allocated Portion will be made by a team led by Raymond Kennedy, a Managing Director at PIMCO. Mr. Kennedy joined PIMCO in 1996 as a Portfolio Manager
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and prior to that time, he was associated with Prudential Insurance Company of
America as a private placement asset manager.

PIMCO is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"). Allianz AG, a European-based, multi-national insurance and financial services holding company, is the indirect majority owner of PIMCO Advisors. Pacific Life Insurance Company holds an indirect minority interest in PIMCO Advisors.